Exhibit 1



                        Bristol-Myers Squibb Company

                           Underwriting Agreement


                                                         New York, New York

To the Representatives
  named in Schedule I
  hereto of the several
  Underwriters named in
  Schedule II hereto


Dear Sirs:

          Bristol-Myers Squibb Company, a Delaware corporation (the "Company"), proposes to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom the firms named in Schedule I hereto (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Securities"), issued under an indenture (the "Indenture") dated as of June 1, 1993, between the Company and The Chase Manhattan Bank (National Association), as trustee (the "Trustee"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

          1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Under writer as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph
(c) hereof.

          (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as specified in Schedule I hereto), paragraph (ii) below is applicable.

               (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration

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         under the Act of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the Trust Indenture Act and the respective rules and regulations of the Commission thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supple ment shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Representatives, prior to the Execution Time, will be included or made therein. The Company agrees that it will not, without your agreement, file a Rule 462(b) Registration Statement.

               (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospec tus, for registration under the Act of the offer ing and sale of the Securities. The Company may have filed one or more amendments thereto, includ ing a Preliminary Final Prospectus, each of which

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          has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effective ness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effec tive Date, all information (other than Rule 430A Information) required by the Act and the Trust Indenture Act and the respective rules and regulations of the commission thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Representatives, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Pro spectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act and the respective rules and regulations of the commission thereunder; on the Effective Date, the Registration Statement did not or will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or neces sary to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and

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     the rules thereunder; and, on the Effective Date, the Final
     Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or
     (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement, any post-effective Amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including

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     incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A", Rule 462" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement (File Number [ ]). Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
     Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the secu rities so offered must be included in such registration statement at the effective date thereof. A "Delayed offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the

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     effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration state ment at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in
     Schedule I hereto.

          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and war ranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Secur ities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

          If so provided in Schedule I hereto, the Under writers are authorized to solicit offers to purchase Secu rities from the Company pursuant to delayed delivery con tracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the accounts of the several Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, invest ment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in

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all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Secu rities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total prin cipal amount of Securities to be purchased by all Under writers shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

          3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

          The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging

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by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

          4. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supple ment (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Representatives a copy for their review prior to filing. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement, or any Rule 462(b) Registration Statement, shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.


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          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omis sion or effect such compliance.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representa tives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhib its thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange for the qualifica tion of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) file a general consent to service of process or (iii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation.

          (f) Until the business day following the Closing Date, the Company will not, without the consent of the

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     Representatives, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person of), directly or indirectly, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act.

          5. Conditions to the Obligations of the Under writers. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accu racy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
     (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Cravath, Swaine & Moore, counsel to the Company, dated the Closing Date, to the effect that:

               (i) based solely on a certificate from the Secretary of State of the State of Delaware, the Company is a corporation validly existing and in good standing under the laws of the State of Delaware;


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               (ii) none of the issue and sale of the Securities, the
          consummation of any other of the transactions herein contemplated or the performance of the terms hereof or of any Delayed Delivery Contract will conflict with, result in a breach of, or constitute a default under, the Certificate of Incorporation or By-laws of the Company;

               (iii) the Indenture and the Securities conform in all material respects to the description thereof contained in the Final Prospectus; the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law);

               (iv) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;


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               (v) the Registration Statement has become effective under
          the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effec tiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and

               (vi) if the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          In addition to the foregoing, such opinion shall also include a statement as follows:

          During the course of the preparation of the Registration Statement, such counsel has participated in conferences with certain officers of, and with the accountants and counsel for, the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the

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     Prospectus and related matters were discussed, and, although such counsel has not independently verified and is not passing on the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, such counsel confirms to the Underwriters, on the basis of information gained in the course of the performance of the services rendered above that, the Registration Statement, at the time it became effective, and the Prospectus, as of the Closing Date, (except the financial statements and other information of a statistical, accounting, or financial nature included therein, as to which such counsel need not express any view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations thereunder. Furthermore, subject to the foregoing, such counsel hereby advises the Underwriters that such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the Closing Date, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel need not express any view).

          (c) The Company shall have furnished to the Representatives the opinion of its general counsel or associate general counsel, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company;

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               (ii) none of the issue and sale of the Securities, the
          consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof or of any Delayed Delivery Contract will conflict with, result in a breach or violation of, or constitute a default under, any law or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company is a party or bound (except for such conflicts, breaches, violations or defaults that would not have a material adverse effect on the holders of the securities, and provided that no opinion need be expressed pursuant to this paragraph (ii) as to any securities laws) or any judgement, order or decree known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company;

               (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the trans actions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

               (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a charac ter required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not Described or filed as required; and the statements included or incorpo rated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters.


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               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

               (d) The Representatives shall have received from [ ], counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the President or any Executive Vice President and by the principal financial officer, the principal accounting officer, the Treasurer or the Controller of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                    (i) the representations and warranties of the Company
               in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    (ii) no stop order suspending the effective ness of the
               Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threat ened; and

                    (iii) since the date of the most recent finan cial
               statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change, or any develop ment involving a prospective material adverse change, in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

               (f) At the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously deliv ered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company for the -month period ended , 19 , and as at , 19 , in accordance with Statement of Accounting Standards No. 71 and stating in effect that:

                    (i) in their opinion the audited financial statements
               and related financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                    (ii) on the basis of a reading of the latest unaudited
               financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examina tion in accordance with generally accepted audit ing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subse quent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                         (1) any unaudited financial statements included or
                    incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial state ments included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                         (2) with respect to the period subse quent to the
                    date of the most recent finan cial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company (other than due to changes resulting from changes in foreign currency translation and changes resulting from transactions in the normal course of business) or decreases in the stockholders' equity of the Company (other than changes due to the granting of employee stock options and stock repurchases pursuant to the Company's stock repurchase plan, and changes in the cumulative translation account) as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospec tus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preced ing year in net sales, earnings before income taxes or net earnings of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                         (3) the information included in the Registration
                    Statement and Prospectus in response to Regulation S-K,
                    Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                    (iii) they have performed certain other speci fied
               procedures as a result of which they deter mined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical informa tion derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Regis tration Statement, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                    (iv) if pro forma financial statements are included or
               incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified proce dures, inquiries of certain officials of the Company and the acquired company who have respon sibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Final Prospectus in this para graph (f) include any supplement thereto at the date of the letter.

          (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Prospectus (exclusive of any supplement to such Final Prospectus), there shall not have been
     (i) any change or decrease specified in the letter referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

          (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Repre sentatives may reasonably request.

          (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Sec tion 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or else where in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated (i) because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, (ii) because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Underwriters or (iii) because of the termination of this Agreement under Section 9(iv) hereof, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          7. Indemnification and Contribution. (a) The company agrees to indemnify and hold harmless each Under writer, the directors, officers, employees and agents of each Underwriter and each person who controls any Under writer within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabili ties, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the -------- ------- Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein and (ii) such indemnity with respect to any Preliminary Final Prospectus will not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if (A) such Underwriter did not deliver a copy of the Final Prospectus (or the Final

Prospectus as then amended or supplemented) to such person at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act, (B) the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as then amended or supplemented) and (C) the Company has previously furnished copies of the Final Prospectus (or of the Final Prospectus as then amended or supplemented) to such Underwriter. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indem nify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act against any and all losses, claims damages or labilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the foregoing indemnity will apply only to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page, (ii) in the [ ] [paragraphs] under "Underwriting" and (iii) if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the [ ] [paragraphs] under "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and the Representatives confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writ ing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemni fying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indem nified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party and, subject to the next sentence, the indemnifying party shall only be required to bear the expense of one counsel (plus any local counsel) for all indemnified parties. Notwithstanding the indemnifying party's election to appoint counsel to represent the indem nified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reason able fees, costs and expenses of such separate counsel and shall reimburse the indemnified party, as incurred, for such fees, costs and expenses as well as for related costs of investigation, if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemni fied party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or
(b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securi ties) be responsible for any amount in excess of the under writing discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavail able for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deduct ing expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representa tives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or the Pacific Stock Exchange or trading in securities generally on the New York Stock Exchange or the Pacific Stock Exchange shall have been suspended or limited or minimum prices shall have been established on any such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto) or (iv) subsequent to the Execution Time, there shall have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined by the Commission for purposes of Rule 436(g)(2) under the Act) or any public notice given by such organization of any intended or potential decrease in any such rating.

          10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

          11. Notices. All communications hereunder will be in writing and effective only on receipt, and, If sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at Bristol-Myers Squibb Company, 345 Park Avenue, New York,

N.Y. 10154, telecopier number (212) 546-9966, attention of the General
Counsel.

          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          If the foregoing is in accordance with your under standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                   Very truly yours,

                                   Bristol-Myers Squibb Company,

                                   By:
                                       ..........................
                                       Name:
                                       Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

[name of manager]
[name of comanager, if any]

By:  [name of manager]

By:
      ...............................................
      Name:
      Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                         or

[name of manager]

By:
      ...............................................
      Name:
      Title:

For itself and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                 SCHEDULE I

Underwriting Agreement dated

Registration Statement No.

Representative(s):

Title, Purchase Price and Description of Securities:

         Title:

         Principal amount:

         Purchase price (include accrued interest or amortization of original issue discount, if any):

         Sinking fund provisions:

         Redemption provisions:
         Other provisions:
Closing Date, Time and Location:
Type of Offering: [Delayed Offering or Non-Delayed
Offering]

Delayed Delivery Arrangements:

         Fee:

         Minimum principal amount of each contract:  $

         Maximum aggregate principal amount of all contracts:  $

                                SCHEDULE II


                                              Principal Amount
                                              of Securities to
Underwriters                                  be Purchased
---------------                               -----------------

                                              $










                                               ---------------------

         Total............................... $
                                               =====================

                                SCHEDULE III


                         Delayed Delivery Contract


                                                                     [Date]

[Insert name and address
  of lead Representative]


Dear Sirs:

          The undersigned hereby agrees to purchase from Bristol-Myers Squibb Company (the "Company"), and the Company agrees to sell to the undersigned, on , 19 , (the "Delivery Date"), $ principal amount of the Company's (the "Securities") offered by the Company's Prospectus dated , 19 , and related Prospectus Supplement dated , 19 , receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from , 19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the under signed of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or tele graphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective succes sors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discre tion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                   Very truly yours,

                                   ...................................
                                          (Name of Purchaser)

                                   By
                                   ...................................
                                     (Signature and Title of Officer)

                                   ...................................
                                               (Address)


Accepted:

Bristol-Myers Squibb Company,

By
   ..............................................
      (Authorized Signature)